SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): July 20, 1999

                          United Vanguard Homes, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     0-5097         11-2032899
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                 4 Cedar Swamp Road, Glen Cove, New York, 11542
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (516) 759-1188

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

         Item 4.  Changes in Registrant's Certifying Accountant

         On July 20, 1999, Registrant dismissed Grant Thornton LLP ("Grant") as independent accountants. Registrant's Board of Directors approved such dismissal. Grant's accountant's report on the financial statements of Registrant for the past two years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceding the dismissal, there were no disagreements with Grant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of Grant, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. There were no other reportable events or disagreements with Grant to report in response to Item 304(a) of Regulation S-B.

         On July 26, 1999, Holtz Rubinstein & Co., LLP was engaged as new independent accountants to the Registrant with respect to the fiscal year ending March 31, 1999.

         Item 7.  Financial Statements and Exhibits

         Exhibit 16 - Letter, dated August 12, 1999 from Grant Thornton to the Securities and Exchange Commission.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Dated: August 12, 1999                  By: /s/ Carl G. Paffendorf
                                            ----------------------
                                            Carl G. Paffendorf,
                                            Chairman of the Board and
                                            Chief Executive Officer